SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   September 10, 2007

COMPREHENSIVE HEALTHCARE SOLUTIONS INC

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-26715	58-0962699
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

360 Main Street, P.O. Box 393

 Washington, VA

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

540-675-3149

 (ISSUER TELEPHONE NUMBER)

none

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Comprehensive Healthcare Solutions, Inc. (the “Company”) currently has fifty million (50,000,000) authorized shares, with a par value of $0.10. On September 12, 2007 approximately seventeen million five hundred seventy seven thousand one hundred and nine (17,577,109) common shares were issued and outstanding and no preferred shares were issued and outstanding.

On September 12, 2007, the Company entered into a Stock Purchase Agreement wherein a total of eighteen million (18,000,000) new shares of the common stock of Comprehensive Healthcare Solutions, Inc. were transferred from the Company to Belmont Partners, LLC in exchange for an aggregate of one hundred fifty thousand dollars ($150,000) in cash. The 18,000,000 shares of common stock represent approximately fifty one percent (51%) of the issued and outstanding stock of the company, and are currently pending delivery to Belmont Partners, LLC.  As part of the acquisition, the following changes to the Company's directors and officers have occurred:

▪

As of September 12, 2007 Joseph J. Meuse was appointed as the Company’s Presidnet, Chief Executive Officer, Chief

Financial Officer, Chairman of the Board and Secretary.

▪

John Treglia then resigned from his positions with the Company’s Board of Directors and as the Company’s President,

Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary, effective September 12, 2007

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

John Treglia resigned as a member of the Company's Board of Directors effective as of September 12, 2007. John Treglia also resigned as the Company's President, Chief Executive Officer, and Chief Financial Officer, effective September 12, 2007. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Joseph Meuse of Belmont Partners, LLC was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary.

Mr. Joseph Meuse, Chairman & President

Joseph Meuse has been involved with corporate restructuring and reverse mergers since 1995.  He has been a Managing Partner at Belmont Partners as well as Castle Capital Partners since 1995. Additionally, Mr. Meuse maintains a position as a Board member of the following corporations: Network Capital, Inc., Mag Well, Inc., Tidal Wave Holdings, Inc., Pivotal Technologies, Inc., Discas, Inc., Aztec Technology Partners, Inc.,  Niagara Systems, Inc., Retail Holdings, Inc., NuOasis Laughlin, Inc., Big Red Gold, Inc., PacWest Transfer, Global Filings, and 3-D Shopping, Inc. Mr. Meuse attended the College of William and Mary.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information:
None
(c)	Exhibits:
Stock Purchase Agreement between Comprehensive Healthcare Solutions, Inc. and Belmont Partners, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comprehensive Healthcare Solutions, Inc.

Date: September 17, 2007	By:	/s/ Joseph Meuse
Joseph Meuse President

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